UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 8, 2010

ENTREMED, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9640 Medical Center Drive
Rockville, Maryland
______________________
(Address of principal executive offices)

20850
____________________
(Zip Code)

(240) 864-2600
_____________________
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On January 11, 2010, EntreMed, Inc., a Delaware corporation (“EntreMed”), consummated the issuance and sale (the “Offering”) of 3,125,000 shares of its common stock, par value $0.01 per share (the “Shares”) to an institutional investor (the “Investor”).  The Offering was made pursuant to a stock purchase agreement dated as of January 8, 2010 (the “Stock Purchase Agreement”) between EntreMed and the Investor.  In accordance with the Stock Purchase Agreement, EntreMed issued and sold the Shares to the Investor for an aggregate purchase price of $2,500,000, or $0.80 per share.  A copy of the form of Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the Stock Purchase Agreement is a summary only and is subject to, and qualified in its entirety by, such exhibit.

Also in connection with the Offering, EntreMed entered into a placement agent agreement dated as of January 8, 2010 (the “Placement Agent Agreement”) with Wharton Capital Markets LLC (the “Placement Agent”), pursuant to which the Placement Agent acted as exclusive placement agent on a best efforts basis for the Offering.  The Placement Agent received a placement fee equal to 6% of the gross proceeds of the Offering.  A copy of the Placement Agent Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the Placement Agent Agreement is a summary only and is subject to, and qualified in its entirety by, such exhibit.

EntreMed made the Offering pursuant to a shelf registration statement on Form S-3 (Registration No. 333-161100) previously filed and declared effective by the Securities and Exchange Commission (the “Commission”) on October 9, 2009, and a base prospectus dated as of the same date, as supplemented by a prospectus supplement filed with the Commission on or about January 12, 2010.

The aggregate net proceeds from the Offering, after deducting the Placement Agents’ fees and estimated other offering expenses payable by EntreMed, is expected to be approximately $2.3 million.

On January 12, 2010, EntreMed issued a press release announcing the closing of the Offering, the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the legal opinion of Arnold & Porter LLP relating to the shares issued in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Placement Agent Agreement, dated as of January 8, 2010, by and between EntreMed, Inc. and Wharton Capital Markets LLC

5.1	Opinion of Arnold & Porter LLP

10.1	Form of Stock Purchase Agreement

23.1	Consent of Arnold & Porter LLP (included as part of Exhibit 5.1)

99.1	Press release dated January 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

/s/ Cynthia W. Hu
Name:	Cynthia W. Hu
Title:	Chief Operating Officer, General Counsel & Secretary

Date:  January 12, 2010

Exhibit Index

Exhibit Number	Description

1.1	Placement Agent Agreement, dated as of January 8, 2010, by and between EntreMed, Inc. and Wharton Capital Markets LLC

5.1	Opinion of Arnold & Porter LLP

10.1	Form of Stock Purchase Agreement

23.1	Consent of Arnold & Porter LLP (included as part of Exhibit 5.1)

99.1	Press release dated January 12, 2010